UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2026

Flowco Holdings Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42477	99-4382473
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 Post Oak Blvd. Suite 450
Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (713) 997-4877

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	FLOC	New York Stock Exchange
Class A Common Stock, $0.0001 par value per share	FLOC	NYSE Texas, Inc.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

In connection with the filing of a Registration Statement on Form S-3, Flowco Holdings Inc. (the “Company”) is filing on this Current Report on Form 8-K the financial statements described below. As previously reported in the Company’s filing with the Securities and Exchange Commission (“SEC”) on January 21, 2025, the Company consummated its initial public offering (“IPO”) of shares of the Company's Class A common stock. In connection with the IPO, as previously reported in the Company's Annual Report on Form 10-K filed with the SEC on March 20, 2025 (“2024 Form 10-K”), the Company completed a series of organizational and ownership transactions among entities under common control (collectively, the "Transaction"), pursuant to which the Company became a holding company whose principal asset consists of limited liability company interests in Flowco MergeCo LLC (“Flowco LLC”). Following the IPO, the Company became the sole managing member of Flowco LLC and has since controlled its business and affairs, while owning a minority economic interest in Flowco LLC, with the remaining economic interests held by various pre-IPO owners of Flowco LLC (“Continuing Equity Owners”). The Transaction resulted in the Company having multiple classes of common stock with differing voting and economic rights and established an organizational structure in which the Company consolidates Flowco LLC for financial reporting purposes. Because the Continuing Equity Owners retained a controlling interest in Flowco LLC following the IPO, and no change in control of Flowco LLC occurred, the consolidated financial statements included in the 2024 Form 10-K represent a continuation of the financial position and results of operations of Flowco LLC. Accordingly, the assets, liabilities, and equity of Flowco LLC have been reflected in the consolidated financial statements within the 2024 Form 10-K at their historical carrying amounts, consistent with a transaction among entities under common control. As a result of this common control transaction and the related accounting and presentation requirements, the Company determined a reissuance of Item 8 of its 2024 Form 10-K (“Item 8”) was required to appropriately reflect the post-IPO organizational structure and related financial statement impacts.

In order to preserve the nature and character of the disclosures set forth in the Company's 2024 Form 10-K, Item 8 included in Exhibit 99.1 attached to this Current Report on Form 8-K (“Current Report”) has been updated solely to (i) reflect the common control transaction described above; (ii) reflect revisions to remove partial netting within the cash flows from financing activities discussed in the Note 2 - Summary of Significant Accounting Policies included in Exhibit 99.1 attached to this Current Report; and (iii) include all subsequent events identified requiring recognition or disclosure in the consolidated financial statements through February 3, 2026. No other attempt has been made in Item 8 included in Exhibit 99.1 attached to this Current Report to reflect other updates or events after the date of the filing of our 2024 Form 10-K, except as otherwise reflected in Exhibit 99.1. Therefore, this Current Report should be read in conjunction with the 2024 Form 10-K and filings the Company has made with the SEC subsequent to the filing of the 2024 Form 10-K, including the Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2025, June 30, 2025, and September 30, 2025, filed with the SEC on May 13, 2025, August 5, 2025, and November 5, 2025 respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Item 8. Financial Statements and Supplementary Data.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOWCO HOLDINGS INC.

Date:	February 4, 2026	By:	/s/ Jonathan W. Byers
		Name:	Jonathan W. Byers
		Title:	Chief Financial Officer